(File Nos. 333-44423 and 811-8611)

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
    [  ]    Preliminary Proxy Statement
    [  ]    Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
    [X ]    Definitive Proxy Statement
    [  ]    Definitive Additional Materials
    [  ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                     LM Institutional Fund Advisors II, Inc.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required
    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1)    Title of each class of securities to which transaction applies:

         2)    Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): 4) Proposed maximum aggregate value of transaction:

         5)    Total fee paid:

    [ ]  Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  -----------------------
         2)       Form, Schedule or Registration Statement No.:

                  -----------------------
         3)       Filing Party:

                  -----------------------

         4)       Date Filed:

                  -----------------------

             Batterymarch U.S. Small Capitalization Equity Portfolio
              (a series of LM Institutional Fund Advisors II, Inc.)


April 6, 2001


Dear Shareholder:

The attached proxy materials describe a proposal to elect a new Board of Directors for LM Institutional Fund Advisors II, Inc., of which the Batterymarch U.S. Small Capitalization Equity Portfolio is a series.

We believe shareholder interests can be more effectively represented if the Portfolio shares the same directors as other Legg Mason mutual funds. In addition, this change should also provide certain administrative efficiencies and potential future cost savings for the Portfolio.

Your vote is important no matter how many shares you own. Voting your shares early will help prevent costly follow-up mail and telephone solicitation. After reviewing the attached materials, you may vote your proxy in the following ways:

1. By mail - vote, sign, date and return this proxy card in the enclosed postage-paid envelope; or

2. By facsimile - vote, sign and date this proxy and send it by facsimile to 410-454-5050.

Very truly yours,



Edward A. Taber, III
President
LM Institutional Fund Advisors II, Inc.

                     LM Institutional Fund Advisors II, Inc.
                                100 Light Street
                               Baltimore, MD 21202
                                 (410) 539-0000

                                 --------------

                    Notice of Special Meeting of Shareholders
                          to be held on April 27, 2001



Dear Shareholder:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of LM Institutional Fund Advisors II, Inc., a Maryland corporation (the "Company"), will be held on April 27, 2001, at 10:00 a.m. (Eastern Time) at the offices of the Company, 28th Floor (Oriole Room), 100 Light Street, Baltimore, Maryland 21202. At the Meeting, you and the other shareholders of the Company will be asked to consider and vote on the following matters:

         1. To elect nine Directors to the Board of Directors of the Company, as discussed in Part I of the attached Proxy Statement.

         2. To ratify or reject the selection by the Board of Directors of Ernst & Young LLP as independent auditors to the Company for the fiscal year ending March 31, 2002, as discussed in Part II of the attached Proxy Statement.

         3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

         Shareholders of record at the close of business on April 2, 2001, are entitled to notice of, and to vote at, the Meeting. Your vote is important no matter how many shares you own.

                                     By Order of the Board of Directors,



                                     Marc R. Duffy
                                     Secretary



Baltimore, Maryland
April 6, 2001

                     LM Institutional Fund Advisors II, Inc.
                                100 Light Street
                               Baltimore, MD 21202
                                 (410) 539-0000

                                 Proxy Statement

         This Proxy Statement is being provided to the shareholders of LM Institutional Fund Advisors II, Inc., a Maryland corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or the "Directors"). The proxies are to be used at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of the Company, 28th Floor (Oriole Room), 100 Light Street, Baltimore, Maryland 21202, on April 27, 2001, at 10:00 a.m. (Eastern Time), and any adjournment(s) thereof, for action upon the matters set forth in the Notice of Special Meeting of Shareholders. This Proxy Statement and the enclosed form of proxy are expected to be mailed to shareholders on or about April 6, 2001.

         The Company currently consists of one operational series of shares: the Batterymarch U.S. Small Capitalization Equity Portfolio (the "Fund").

         Each shareholder of record at the close of business on April 2, 2001, the record date for the determination of shareholders entitled to vote at the Meeting (the "Record Date"), is entitled to one vote for each share of stock outstanding (and fractional votes for fractional shares of stock outstanding) of the Company held in such shareholder's name on such date. As of April 2, 2001, there were issued and outstanding 10,562,036.557 shares of the Fund, all of which were allocated to Institutional Class shares.

         Shareholders of the Company will vote as a single class on the election of the nominees for Director (Proposal 1) and the ratification of Ernst & Young LLP as independent auditors for the Company (Proposal 2). The presence at the Meeting, in person or by proxy, of the holders of 30% of the shares of the Company shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum, abstentions, withheld votes or broker "nonvotes" will be counted as present. Broker "nonvotes" occur when the Company receives a proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the proxy. Proposal 1 requires a plurality vote for election of each Director, and Proposal 2 requires a majority of the votes cast at the Meeting for approval. Abstentions and broker nonvotes will not be counted in favor of or against, and will have no other effect on the voting on, Proposals 1 and 2 except to help establish a quorum. See "Proposal 1 - Required Vote" and "Proposal 2 - Required Vote."

         The solicitation will be made primarily by mail, but may be supplemented by telephone calls, telegrams, personal interviews and other communications by officers, employees and agents of Legg Mason Wood Walker, Incorporated ("Legg Mason") or one of its affiliates. Authorization to execute proxies may be obtained telephonically or by electronically transmitted instructions. The expenses incurred in connection with the solicitation of proxies and the holding of the Meeting will be borne by Legg Mason or one of its affiliates and not by the Company.

         Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. All shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a shareholder of record specifies how the proxy is to be voted on any of the business matters to come before the Meeting, it will be voted in accordance with the specification. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "for" the proposals described above. The proxy may be revoked by a shareholder of record at any time prior to its use by written notice to the Company, by submission of a subsequent proxy or by voting in person at the Meeting.

         In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to mailing the paper proxy card to vote, you may vote by facsimile machine or in person. Shares that are registered in your name may be voted by faxing your completed proxy card to 410-454-5050 or returning it by mail in the enclosed envelope. If we do not receive your completed proxy cards, we may contact you. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

         Those persons who are known to be the beneficial owners of more than five percent of the shares of the Fund as of April 2, 2001 are as follows:

Name and Address                       Number of Shares
of Beneficial Owner *                 Beneficially Owned       Percent of Fund
---------------------                 ------------------       ---------------

City and County of Denver Board           2,057,456                19.48%
of Commissioners as Trustee for
Employee Retirement Plan

Strafe & Co FAO Children's                1,697,972                16.08%
Custody

Welfare Foundation Inc.                   1,039,578                 9.84%

Wells Fargo FBO Cailloux                    778,471                 7.37%
Foundation

Bankers Trust Company FBO City              646,665                 6.12%
of Annapolis Police and Fire
Retirement Plan

Heritage Mutual Insurance Company           641,270                 6.07%

State Street Bank & Trust                   574,602                 5.44%
The Emily Hall Tremaine
Foundation

* Each beneficial owner may be contacted c/o the Fund at 100 Light Street, Baltimore, MD 21202.

                            I. Election of Directors
                                  (Proposal 1)

         LM  Institutional   Advisors,   Inc.   ("LMIA")  has  recommended  that
shareholder interests can be more effectively represented if the Fund and certain other mutual funds sponsored by Legg Mason (the "Legg Mason Funds") share the same directors. At meetings held on November 29, 2000 and December 14, 2000, the Directors considered this proposal and nominated directors of the Legg Mason Funds for election as Directors of the Company. The Board believes that a single group of directors responsible for overseeing the Fund and substantially all of the Legg Mason Funds should also provide certain administrative efficiencies and potential future cost savings for the Fund.

         However, the consolidation described above cannot be completed without the election of the nominees set forth herein as Directors of the Company. Your vote is very important.

                  NOMINEES, DIRECTORS AND OFFICERS INFORMATION

         The current Directors, two of whom will continue to serve after the Meeting, have nominated and proposed the election at the Meeting of the following nine nominees (the "Nominees"): Edmund J. Cashman, John F. Curley, Jr., Nelson A. Diaz, Richard G. Gilmore, Arnold L. Lehman, Jill E. McGovern, G. Peter O'Brien, T.A. Rodgers and Edward A. Taber, III. The Nominees are current directors of some or all of the Legg Mason Funds. Messrs. Cashman, Curley and Taber are interested persons of the Company and its adviser, LMIA.

         The term of office of each person elected as a Director will be until the next meeting held for the purpose of electing Directors and until such person's successor is elected and qualified (or until such Director's earlier retirement, resignation, death or disqualification). The Nominees have agreed to serve as Directors if elected. If any of the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for another person in their discretion. The principal occupations and business experience for the last five years of each Nominee, Director and officer are as indicated in the table below.

                              Position with    Principal Occupations
Name and Age                  the Company      During the Past Five Years
------------                  -------------    --------------------------

PROPOSED NEW DIRECTORS
----------------------

EDMUND J. CASHMAN (64)*       Director         Senior  Executive  Vice President
                                               and Director of Legg Mason, Inc.;
                                               Officer   and/or    Director   of
                                               various other  affiliates of Legg
                                               Mason,  Inc.;  President  or Vice
                                               Chairman   of   the   Board   and
                                               Director/Trustee   of  four  Legg
                                               Mason Funds.

JOHN F. CURLEY, JR. (61)*     Nominee          President  and/or Chairman of the
                                               Board and Director/Trustee of all
                                               Legg Mason Funds. Formerly:  Vice
                                               Chairman  and  Director  of  Legg
                                               Mason,   Inc.   and  Legg  Mason;
                                               Director   of  Legg   Mason  Fund
                                               Adviser,    Inc.   ("LMFA")   and
                                               Western Asset Management  Company
                                               ("Western    Asset")    (each   a
                                               registered  investment  adviser);
                                               Officer   and/or    Director   of
                                               various other  affiliates of Legg
                                               Mason, Inc.

NELSON A. DIAZ (53)           Nominee          Partner,  Blank  Rome  Comisky  &
                                               McCauley  LLP  (law  firm)  since
                                               1997;   Director/Trustee  of  all
                                               Legg  Mason  Funds   except  Legg
                                               Mason Income Trust, Inc. and Legg
                                               Mason  Tax  Exempt  Trust,  Inc.;
                                               Trustee of Temple  University and
                                               of  Philadelphia  Museum  of Art;
                                               Board  member  of  U.S.  Hispanic
                                               Leadership Institute,  Democratic
                                               National Committee,  and National
                                               Association for Hispanic Elderly.
                                               Formerly: General Counsel, United
                                               States  Department of Housing and
                                               Urban  Development   (1993-1997).
                                               Mr.  Diaz's  address is One Logan
                                               Square, Philadelphia, PA.

RICHARD G. GILMORE (73)       Nominee          Independent Consultant;  Director
                                               of    CSS    Industries,     Inc.
                                               (diversified    holding   company
                                               whose subsidiaries are engaged in
                                               the   manufacture   and  sale  of
                                               decorative     paper    products,
                                               business  forms,   and  specialty
                                               metal  packaging);   Director  of
                                               PECO  Energy  Company   (formerly
                                               Philadelphia  Electric  Company);
                                               Director/Trustee   of  all   Legg
                                               Mason  Funds.  Formerly:   Senior
                                               Vice    President    and    Chief
                                               Financial Officer of Philadelphia
                                               Electric Company (now PECO Energy
                                               Company);      Executive     Vice
                                               President and  Treasurer,  Girard
                                               Bank,  and Vice  President of its
                                               parent   holding   company,   the
                                               Girard   Company;   Director   of
                                               Finance,  City  of  Philadelphia.
                                               Mr.  Gilmore's  address  is 10310
                                               Tamo  Shanter  Place,  Bradenton,
                                               Florida.

ARNOLD L. LEHMAN (56)         Nominee          Director, Brooklyn Museum of Art;
                                               Director/Trustee   of  all   Legg
                                               Mason Funds. Formerly:  Director,
                                               Baltimore   Museum  of  Art.  Mr.
                                               Lehman's  address is 200  Eastern
                                               Parkway, Brooklyn, New York.

JILL E. MCGOVERN (56)         Nominee          Chief  Executive  Officer  of the
                                               Marrow                Foundation;
                                               Director/Trustee   of  all   Legg
                                               Mason Funds. Formerly:  Executive
                                               Director    of   the    Baltimore
                                               International  Festival  (January
                                               1991-March     1993);      Senior
                                               Assistant to the President of The
                                               Johns     Hopkins      University
                                               (1986-1991).    Ms.    McGovern's
                                               address is 400 Seventh Street NW,
                                               Washington, DC.

G. PETER O'BRIEN (55)         Nominee          Trustee  of  Colgate  University;
                                               Director/Trustee   of  all   Legg
                                               Mason  Funds  except  Legg  Mason
                                               Income Trust, Inc. and Legg Mason
                                               Tax Exempt Trust,  Inc.  Retired:
                                               Managing  Director/Equity Capital
                                               Markets  Group of Merrill Lynch &
                                               Co.  (1971-1999).  Mr.  O'Brien's
                                               address  is 118  Riverside  Road,
                                               Riverside, CT.

T. A. RODGERS (66)            Nominee          Principal,    T.A.    Rodgers   &
                                               Associates            (management
                                               consulting);  Director/Trustee of
                                               all Legg Mason  Funds.  Formerly:
                                               Director  and Vice  President  of
                                               Corporate    Development,    Polk
                                               Audio,   Inc.   (manufacturer  of
                                               audio  components).  Mr. Rodgers'
                                               address  is 2901  Boston  Street,
                                               Baltimore, Maryland.

EDWARD A. TABER III (57)*  Chairman, Director  Senior  Executive  Vice President
                           and President       and  Head  of  Asset  Management,
                                               Legg  Mason,  Inc.;  Senior  Vice
                                               President of Legg Mason; Chairman
                                               and Director of LMIA; Director of
                                               LMFA,     Legg    Mason     Funds
                                               Management,  Inc., Western Asset,
                                               Western Asset Management  Company
                                               Limited,    Bartlett    &    Co.,
                                               Batterymarch            Financial
                                               Management, Inc., Gray, Seifert &
                                               Co.,  Inc.  (each  an  investment
                                               adviser),  and  GSH  &  Co.  Inc.
                                               (investment    adviser    holding
                                               company);     President    and/or
                                               Director/Trustee       of      LM
                                               Institutional  Fund  Advisors  I,
                                               Inc.  and all  Legg  Mason  Funds
                                               except   Legg  Mason  Tax  Exempt
                                               Trust.  Formerly:  Executive Vice
                                               President      of     T.     Rowe
                                               Price-Fleming International, Inc.
                                               (1986-1992)  and  Director of the
                                               Taxable  Income  Division  at  T.
                                               Rowe   Price   Associates,   Inc.
                                               (1973-1992).


CURRENT DIRECTORS**
-----------------
(other than Messrs.
Cashman and Taber)
-----------------

CATHERINE H. BRAY (43)        Director         Formerly:  Portfolio Manager,  T.
                                               Rowe Price (June 1989-May 1996).

EMMETT J. RICE (80)           Director         Director,  Jardine-Fleming  China
                                               Region Fund (July  1992-present);
                                               Director,  Albermarle Corporation
                                               and  Tredegar  Industries,   Inc.
                                               Formerly:    Governor,    Federal
                                               Reserve    Central   Bank   (June
                                               1979-February 1987).

ROBERT M. TAROLA (50)         Director         Chief  Financial  Officer,   W.R.
                                               Grace  (1999-present).  Formerly:
                                               Senior Vice  President  and Chief
                                               Financial Officer,  Helix Health,
                                               Inc. (1996-1999);  Partner, Price
                                               Waterhouse   LLP  (May  1974-June
                                               1996).

LINDA R. TAYLOR (54)          Director         Director,   J.P.  Morgan  Private
                                               Investors  Funds  (1998-present).
                                               Formerly:   Director,   Board  of
                                               Pensions, The Presbyterian Church
                                               USA (1996-1999); Chief Investment
                                               Officer,   United  Mine   Workers
                                               Health   and   Retirement   Funds
                                               (1978-1985); Director, Montgomery
                                               County     Maryland     Employees
                                               Retirement  System   (1987-1993);
                                               Partner,      Saranow     Company
                                               (1986-1990);     U.S.    Treasury
                                               Department,   Office  of  Capital
                                               Markets (1975-1978);  Consultant,
                                               World Bank (1975).

CURRENT EXECUTIVE OFFICERS
--------------------------
(other than Mr. Taber)
---------------------

MARIE K. KARPINSKI (52)    Vice President      Vice  President  and Treasurer of
                           and Treasurer       all     Legg     Mason      Funds
                                               (1986-present);   Vice  President
                                               and Treasurer of LM Institutional
                                               Fund Advisors I, Inc.;  Assistant
                                               Treasurer  of  Pacific   American
                                               Income Shares,  Inc.  (closed-end
                                               investment               company)
                                               (1988-present);   Vice  President
                                               and     Treasurer     of     LMFA
                                               (1986-present).

MARC R. DUFFY (43)         Vice President      Vice  President  and Secretary of
                           and Secretary       all Legg Mason Funds; Employee of
                                               Legg    Mason     (1999-present).
                                               Formerly:    Senior    Associate,
                                               Kirkpatrick    &   Lockhart   LLP
                                               (1996-1999);    Senior   Counsel,
                                               Securities      and      Exchange
                                               Commission,      Division      of
                                               Investment             Management
                                               (1989-1995).


* Nominee/Director who is an "interested person" (as defined in the Investment Company Act of 1940) of the Company or LMIA. Mr. Curley would be an "interested person" and Messrs. Taber and Cashman are "interested persons" by reason of their ownership of the securities of Legg Mason, Inc. and/or their positions with Legg Mason, Inc., affiliates of Legg Mason, Inc. and funds managed by affiliates of Legg Mason, Inc.

** If the Nominees are elected, the current Directors of the Company (other than Messrs. Cashman and Taber) are expected to resign immediately after the Meeting.

         The principal occupations of the Nominees, Directors, and officers for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Unless otherwise noted, the mailing address of each of the Nominees, Directors and officers is c/o the Company, 100 Light Street, Baltimore, Maryland 21202.

         As of April 2, 2001, the Nominees, Directors and officers beneficially owned as a group no outstanding shares of the Fund.

         As of April 2, 2001, no Directors, officers or Nominees beneficially owned more than a de minimis amount of securities of Legg Mason, Inc.

         As of April 2, 2001, no Director or Nominee had purchased or sold securities of Legg Mason, Inc. after March 31, 2001.

         The Board of Directors met five times during the fiscal year ended March 31, 2001, and each Director then serving attended at least 75% of the meetings. The Company has a standing audit committee, composed of Messrs. Rice and Tarola and Mesdames Bray and Taylor, which is responsible for the selection of the Company's auditors and monitoring the audit process and its results. Messrs. Rice and Tarola and Mesdames Bray and Taylor attended the audit committee meeting that was held during the fiscal year ended March 31, 2001.

         The following table sets forth the amount of the compensation paid by the Company during the fiscal year ended March 31, 2001, to the persons who currently serve as Directors:

                    COMPENSATION TABLE FOR CURRENT DIRECTORS

                                                                    Total
                                       Aggregate                Compensation
                                     Compensation              From Company &
Name of Person, Position             From Company*             Fund Complex **
------------------------           ----------------          -------------------
Catherine H. Bray..................     $10,500                     $10,500
  Director
Edmund J. Cashman..................        None                        None
  Director
Emmett J. Rice.....................     $12,000                     $12,000
  Director
Edward A. Taber III................        None                        None
  Director and President
Robert M. Tarola...................     $13,500                     $13,500
  Director
Linda R. Taylor....................     $13,500                     $13,500
  Director

* The Company does not currently provide any pension or retirement benefits for its Directors.

** Reflects total payments received during the fiscal year ended March 31, 2001 from the Fund Complex. LM Institutional Fund Advisors I, Inc., an open-end investment company, is also part of the fund complex.

         Required Vote. The election of Directors of the Company will be by a plurality of the shares of the Company present at the Meeting in person or by proxy, if a quorum is present. Shares represented by a duly executed proxy will be voted for the election of the persons named herein as Nominees, unless such authority has been withheld in accordance with the instructions on the form of proxy. If no instructions are made, the proxy will be voted for such Nominees.

         The Directors unanimously recommend that shareholders vote FOR election of each of the Nominees.

                          II. Ratification of Auditors
                                  (Proposal 2)

         By a vote of the Board of Directors, including a majority of those directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Company, the firm of Ernst & Young LLP has been selected as the independent auditors for the Company for the fiscal year ending March 31, 2002 subject to removal by a majority of the outstanding shares of the Company. Upon the reasonable request of any stockholder of the Company, representatives of Ernst & Young LLP will attend the meeting, and will, as they see fit, make a statement and/or respond to appropriate questions.

         The  following   table  sets  forth  the  aggregate   fees  billed  for
professional services rendered by Ernst & Young LLP:

                               Financial Information
                                 Systems Design and
     Audit Fees                 Implementation Fees             All Other Fees
     ----------                 -------------------             --------------
      $21,000                            $0                         $28,000

         The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, rendered for the Company's most recent fiscal year to the Company, to LMIA and to any entity controlling, controlled by or under common control with LMIA that provides services to the Company.

     In connection with the selection of the Company's auditors and for other purposes, the Audit Committee has considered whether the provision of the services covered in the table above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of Ernst & Young LLP. In addition, Ernst & Young LLP provided the Audit Committee with an Independence Standards Board letter (known as an "ISB-1 letter") regarding audit independence.

         Required Vote. The ratification of the selection of Ernst & Young LLP as the independent auditors for the Company will require a majority of the votes cast at the Meeting in person or by proxy, if a quorum is present.

         The Directors unanimously recommend that shareholders vote FOR the ratification of the selection of Ernst & Young LLP as independent auditors for the Company.

                             III. Other Information

         Information Regarding the Company's Custodian. The Company's custodian is State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171.

         Information   Regarding  the  Company's   Distributor.   The  Company's
distributor is Legg Mason, 100 Light Street, Baltimore, MD 21202.

         Information Regarding the Company's Independent Auditors. The Company's independent auditors are Ernst & Young LLP, 2001 Market Street, Philadelphia, PA 19103.

         Other Business. As of the date of this Proxy Statement, the Directors know of no business to come before the Meeting other than as set forth in the Notice of Special Meeting of Shareholders. However, if any other matters properly come before the Meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

         Adjournment. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of Special Meeting of Shareholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting for up to 120 days from the record date. Any such adjournments will require the affirmative vote of a majority of the votes present in person or by proxy at the session of the Meeting and entitled to vote on such proposal, as permitted by the Company's By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. The costs of any additional solicitation and of any adjourned session will be borne by Legg Mason or one of its affiliates. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

         Annual and Semi-Annual Reports. The Company's most recent Annual and Semi-Annual Reports to Shareholders may be obtained, without charge, by writing to Legg Mason, 100 Light Street, P.O. Box 1476, Baltimore, MD 21203-1476, or by calling toll-free 1-888-425-6432.

         Date of Receipt of Shareholders' Proposals for Subsequent Meetings of Shareholders. The Company's Articles of Incorporation and By-Laws do not provide for annual meetings of shareholders, and the Company currently does not intend to hold any annual meetings. Shareholder proposals for inclusion in the Company's proxy statement for any special meeting must be received by the Company a reasonable period of time before the Company begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its inclusion.

         Please execute and return the enclosed proxy promptly to ensure that a quorum is present at the special meeting. You can vote your shares by facsimile, by mail or in person. A self-addressed, postage-paid envelope is enclosed for your convenience, if you choose to vote by mail.

April 6, 2001

PROXY                                                                  PROXY






                     LM Institutional Fund Advisors II, Inc.
                                100 Light Street
                               Baltimore, MD 21202

The undersigned hereby appoints Philip E. Sachs and Marc R. Duffy, and each of them, as proxies of the undersigned (the "Proxies"), each with full power to appoint his substitute, and hereby authorizes each of them to represent and vote all the shares of common stock of LM Institutional Fund Advisors II, Inc. (the "Company") held of record as of April 2, 2001 at the Special Meeting of Shareholders to be held at the offices of the Company, 100 Light Street, Baltimore, MD 21202 on April 27, 2001, at 10:00 a.m. (Eastern Time), and at any and all of the adjournments or postponements thereof.

This proxy is being solicited by the Board of Directors of the Company. When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is given, this proxy will be voted FOR election of the directors and FOR ratification of the selection of the independent auditors. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

YOUR VOTE IS IMPORTANT.  You may vote in the following ways:

1. By mail - vote, sign, date and return this proxy card in the enclosed postage-paid envelope; or

2. By facsimile - vote, sign and date this proxy and send it by facsimile to 410-454-5050.

Note: Please sign exactly the name(s) that appear(s) on this proxy card. Shares of the Company registered in the name of a corporation, partnership, trust or other entity may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such shares pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                            DO YOU HAVE ANY COMMENTS?
--------------------------------------
--------------------------------------
--------------------------------------

PLEASE MARK VOTES AS IN THIS EXAMPLE     |X|

________________________________________

LM INSTITUTIONAL FUND ADVISORS II, INC.
________________________________________

                                                       For All    With-  For All
                                                       Nominees   hold   Except

1.   To elect as directors the nominees listed below:     |_|      |_|     |_|

     (01) Edmund J. Cashman     (06) Jill E. McGovern
     (02) John F. Curley, Jr.   (07) G. Peter O'Brien
     (03) Nelson A. Diaz        (08) T.A. Rodgers
     (04) Richard G. Gilmore    (09) Edward A. Taber III
     (05) Arnold L. Lehman

     INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark the "For All
     Except" box and strike a line through the nominee(s) name(s) in the list above.

                                                        For   Against  Abstain

2.   To ratify the selection by the Board               |_|     |_|      |_|
     of Directors of Ernst & Young LLP as
     independent auditors for the fiscal
     year ending March 31, 2002.



    Please be sure to sign and date proxy



                                        Date:____________________________


                                        Please sign exactly as name appears
                                        to the left.  When signing as attorney,
                                        executor, administrator, trustee, or
                                        guardian, please give full title as
                                        such. If signing for a corporation,
                                        please sign in full corporate name by
                                        President or other authorized officer.
                                        If a  partnership, please sign in
                                        partnership name by authorized person.


_____________________________           _____________________________
Shareholder signs here                  Co-owner signs here


Account Number: _____________           RECORD DATE SHARES: